Exhibit 10.21
RETIREMENT AGREEMENT
     This Retirement Agreement (the “Agreement”) is entered into as of February 23, 2011, by and between Danny J. Heatly (“Employee”) and Devon Energy Corporation (the “Company”).
RECITALS
     WHEREAS, Employee is employed by the Company as its Senior Vice President, Accounting and Chief Accounting Officer.
     WHEREAS, Employee and the Company have entered into an Amended and Restated Severance Agreement with an effective date of December 15, 2008 (the “Severance Agreement”).
     WHEREAS, Employee previously expressed to the Company his desire to retire on or around his 55th birthday on December 7, 2010.
     WHEREAS, during discussions between Employee and the Company regarding the timing of Employee’s retirement, the Company requested that Employee consider delaying his retirement until after the preparation of the Company’s audited financial statements for fiscal year 2010 and the filing of the Company’s related Form 10-K with the Securities and Exchange Commission.
     WHEREAS, the parties desire to enter this Agreement to reflect their mutual undertakings, promises, and agreements concerning Employee’s retirement from the Company and benefits to Employee upon or by reason of such retirement.
     NOW, THEREFORE, in exchange for the valuable consideration paid or given under this Agreement, the receipt, adequacy, and sufficiency of which is hereby acknowledged, the parties knowingly and voluntarily agree to the following terms:
TERMS
1.	Retirement Date and Effect of Retirement. Capitalized terms not defined by this Agreement shall have the same meaning as defined by the Severance Agreement. Pursuant to paragraph 3(g) of the Severance Agreement, this Agreement constitutes Employee’s Notice of Termination to the Company that he desires to retire and terminate his employment with the Company without Good Reason. Such retirement shall result in a Separation from Service and shall be effective March 4, 2011 (the “Retirement Date”). Until the Retirement Date, Employee shall continue full-time employment with the Company and shall satisfactorily perform such job duties and such services for the Company as are requested from time to time by the Company’s Executive Vice President and Chief Financial Officer.

2.	Enforceability of Severance Agreement. Nothing in this Agreement shall be construed to limit, supersede, or cancel any of the Company’s or Employee’s rights or obligations under the Severance Agreement, which shall remain in full force and effect according to its terms.

3.	Final Pay and Benefits. Upon Employee’s Separation from Service on the Retirement Date, Employee shall receive all Accrued Obligations in accordance with Paragraph 4(a) of the Severance Agreement. In addition, in consideration of Employee’s contributions to the Company during his employment and his decision to delay his retirement until the Retirement Date, any outstanding stock options, restricted stock awards or other equity-based compensation that have not fully vested on the Retirement Date (the “Unvested Awards”) shall continue to vest according to the vesting schedule originally set forth in the applicable award agreements covering the Unvested Awards (“Post-Retirement Vesting”). The Company and Employee hereby agree to effectuate the Employee’s Post-Retirement Vesting of Employee’s Unvested Awards by execution and delivery of amendments to Employee’s award agreements covering the Unvested Awards in the forms of Annexes A, B and C.

4.	Return of Property. Employee shall return to the Company any and all items of its property, including without limitation keys, badge/access cards, computers, software, cellular telephones and personal digital devices, calculators, equipment, credit cards, forms, files, manuals, correspondence, business records, personnel data, lists of employees, salary and benefits information, contracts, contract information, training materials, computer tapes and diskettes or other portable media, computer-readable files and data stored on any hard drive or other installed device, and data processing reports, and any and all other documents, property, or Confidential Information which he has had possession of or control over during his employment with the Company. Employee’s obligations under this paragraph shall not apply to, and Employee may retain a copy of, personnel, benefit, or payroll documents concerning only him.

5.	Waiver of Rights to Relief Not Provided in This Agreement. Employee shall and hereby does irrevocably waive any right to monetary recovery from the Company or its Affiliates, whether sought directly by him or any administrative agency or other public authority, individual, or group of individuals that should pursue any claim on his behalf; and he shall not request or accept from the Company or its Affiliates, as compensation or damages related to his employment or the termination of his employment with the Company, anything of value that is not provided for in this Agreement.

6.	Non-prosecution. Except as requested by the Company, or as permitted or compelled by law or judicial process, Employee shall not assist, cooperate with, or supply information of any kind to any individual, private-party litigant, governmental agency or their agents or attorneys (a) in any proceeding, investigation, or inquiry raising issues involving the Company or its Affiliates, or (b) in any other litigation against the Company or its Affiliates.

7.	No Violations. Employee represents that he has not informed the Company of, and that he is unaware of, any alleged violations of law, the Company’s standards of business conduct or personnel policies, or other misconduct by Company that have not been resolved satisfactorily by the Company.

8.	Governing Law; Severability; Interpretation. This Agreement and the rights and duties of the parties under it shall be governed by the laws of the State of Oklahoma, without regard to any conflicts of laws principles. If any provision of this Agreement is held to be unenforceable, such provision shall be considered separate, distinct, and

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severable from the other remaining provisions of this Agreement, and shall not affect the validity or enforceability of such other remaining provisions; and in all other respects, this Agreement shall remain in full force and effect. If any provision of this Agreement is held to be unenforceable as written but may be made to be enforceable by limitation, then such provision shall be enforceable to the maximum extent permitted by applicable law. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.
9.	Assignment. Employee’s obligations, rights, and benefits under this Agreement are personal to Employee and shall not be assigned to any person or entity without written permission from the Company. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns.

10.	Consultation With an Attorney. Employee has the right, and is encouraged by this paragraph, to consult with an attorney before signing this Agreement.

11.	Knowing and Voluntary Agreement. Employee acknowledges that (a) he has had a reasonable period in which to deliberate regarding the terms of this Agreement and to consider whether to sign this Agreement, (b) he fully understands the meaning and effect of signing this Agreement, and (c) his signing of this Agreement is knowing and voluntary. Employee further acknowledges that the Company has not made any promise or representation to him concerning this Agreement that is not expressed in this Agreement, and that in signing this Agreement, he is not relying on any statement or representation by Company, but is instead relying solely on his own judgment and consultation with his attorney, if any.

12.	Independent Consideration; Common-Law Duties. Whether expressly stated in this Agreement or not, all obligations Employee assumes and undertakings he makes by signing this Agreement are understood to be in consideration of the mutual promises and undertakings in this Agreement. Employee further acknowledges and agrees that his obligations under this Agreement supplement, rather than supplant, his common-law duties owed to the Company.

13.	Modification. No provision of this Agreement may be amended, modified, or waived unless such amendment, modification, or waiver is agreed to in writing and signed by Employee and by a duly authorized officer of the Company.

14.	Internal Revenue Code Section 409A; Consultation With a Tax Advisor. The parties have drafted this Agreement in accordance with Section 409A of the Internal Revenue Code and intend that it comply with Section 409A of the Code and any related rules, regulations, or other guidance. The parties further intend that this Agreement shall be interpreted and construed to comply with Section 409A of the Code. The parties agree to cooperate and work together in good faith to take all actions reasonably necessary to effectuate the intent of this paragraph. Notwithstanding the preceding sentence, Employee shall be solely responsible for any risk that the tax treatment of all or part of the Accrued Obligations or the Post-Retirement Vesting may be affected by Section 409A of the Code and impose significant adverse tax consequences on him, including accelerated taxation, a 20% additional tax, and interest. Because of the

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potential tax consequences, Employee has the right, and is encouraged by this paragraph, to consult with a tax advisor before signing this Agreement.
15.	Paragraph Headings. The paragraph headings in this Agreement are for convenience of reference only, form no part of this Agreement, and shall not affect its interpretation.

16.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

17.	Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matters hereof and supersede any and all prior or contemporaneous oral and written agreements and understandings with respect to such subject matters.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

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     This RETIREMENT AGREEMENT has been executed and agreed to as of the date first written above.

DANNY J. HEATLY	DEVON ENERGY CORPORATION

/s/ Danny J. Heatly	/s/ Frank W. Rudolph
Danny J. Heatly	Frank W. Rudolph
Executive Vice President, Human Resources

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ANNEX A
AMENDMENT TO RESTRICTED STOCK AWARD AGREEMENT
UNDER THE
DEVON ENERGY CORPORATION 200__ LONG-TERM INCENTIVE PLAN
     THIS AMENDMENT TO RESTRICTED STOCK AWARD AGREEMENT (“Amendment”) is entered into as of the ____ day of ________, 2011 by and between Devon Energy Corporation, a Delaware corporation (the “Company”), and Danny J. Heatly (the “Participant”).
W I T N E S S E T H:
     WHEREAS, the Company and the Participant have previously entered into a certain Restricted Stock Award Agreement under the Devon Energy Corporation 200__ Long-Term Incentive Plan listed on Exhibit A (the “Agreement”), which granted to the Participant shares of Common Stock of the Company (the “Restricted Stock”) in exchange for the Participant’s performance of future services for the Company subject to the terms and conditions of the Agreement; and
     WHEREAS, the Company and the Participant desire to amend the Agreement with respect to vesting of the Restricted Stock following the date of retirement of the Participant under certain circumstances; and
     WHEREAS, Section 12.6 of the Plan permits the Compensation Committee of the Company’s Board of Directors (the “Committee”) to amend the Agreement; and
     WHEREAS, the Committee has approved the amendment of the Agreements as set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Agreement is hereby amended as follows:
1.	The last sentence of Section 3(b) is amended to read as follows:

“The Participant shall forfeit the unvested portion of the Award (including the underlying Restricted Stock and “Accrued Dividends,” as such term is hereinafter defined) upon the occurrence of the Participant’s Date of Termination unless the Award becomes vested under the circumstances described in Sections 3(b)(i), (ii), (iii) or (iv) below.”

2.	The first sentence of Section 3(b)(i) is hereby amended to read as follows:

“The Restricted Stock shall become fully vested upon the occurrence of a Change of Control Event that occurs (A) prior to the Participant’s Date of Termination or (B) if the Participant has retired prior to such Change of Control Event, is Post-Retirement Eligible and no Non-Compliance Event has occurred, following the Participant’s Date of Termination.”

3.	Section 3(b) is hereby amended to add a Section 3(b)(iv):

“(iv) Notwithstanding any provision to the contrary in this Agreement, if the Participant is Post-Retirement Eligible, the Participant shall, subject to the satisfaction of the conditions in Section 14, be eligible to vest in accordance with the Vesting Schedule above in Section 3(b), in the installments of Restricted Stock that remain unvested on the Date of Termination. If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, and (iii) no Non-Compliance Event has occurred prior to the date of the Participant’s death, then any installments of Restricted Stock that remain unvested on the date of the Participant’s death but in which the Participant was eligible to vest pursuant to this Section 3(b)(iv) shall become fully vested upon the Participant’s death.”

4.	By adding a new Section 14 that provides as follows:

“14. Conditions to Post-Retirement Vesting.
(a)	Notice of and Conditions to Post-Retirement Vesting. If the Participant is Post-Retirement Eligible, the Company shall, within a reasonable period of time prior to the Participant’s Date of Termination, notify the Participant that the Participant has the right, pursuant to this Section 14(a), to continue to vest following the Date of Termination in any unvested installments of Restricted Stock (each such unvested installment, an “Installment”). The Participant shall have the right to vest in such Installments of Restricted Stock provided that the Participant executes and delivers to the Company, with respect to each such Installment, the following documentation: (i) a non-disclosure letter agreement, in the form attached as Exhibit B, (a “Non-Disclosure Agreement”) on or before January 1 of the year in which such Installment vests pursuant to the Vesting Schedule (or, with respect to the calendar year in which the Date of Termination occurs, on or before the Date of Termination), and (ii) a compliance certificate, in the form attached as Exhibit C, (a “Compliance Certificate”) indicating the Participant’s full compliance with the Non-Disclosure Agreement on or before November 1 of the year in which such Installment vests pursuant to the Vesting Schedule.

(b)	Consequences of Failure to Satisfy Vesting Conditions. In the event that, with respect to any given Installment, the Participant fails to deliver either the respective Non-Disclosure Agreement or Compliance Certificate for such Installment on or before the date required for the delivery of such document (such failure, a “Non-Compliance Event”),
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the Participant shall not be entitled to vest in any unvested Installments that would vest from and after the date of the Non-Compliance Event and the Company shall be authorized to take any and all such actions as are necessary to cause such unvested Restricted Stock to not vest and to terminate. The only remedy of the Company for failure to deliver a Non-Disclosure Agreement or a Compliance Certificate shall be the failure to vest in, and cancellation of, any unvested Installments then held by the Participant.”
5.	Section 3 is hereby amended to add a Section 3(p):

“(f) Post-Retirement Eligible. For purposes of this Agreement, ‘Post-Retirement Eligible’ means the Participant’s Date of Termination occurs (i) by reason of the Participant’s retirement and (ii) on or after the Participant has attained age fifty-five (55) with ten (10) or more Years of Service, as that term is defined in the Retirement Plan for Employees of Devon Energy Corporation (the “Retirement Plan”).”
     The Agreement is not amended in any respect except as herein provided. This Amendment is not intended and shall not be construed as increasing the aggregate number of shares of Common Stock granted under the Agreement.
     All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Plan and the Agreement unless specifically denoted otherwise.
[SIGNATURES APPEAR ON FOLLOWING PAGE]
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

“Company”	Devon Energy Corporation, a Delaware corporation

By:

“Participant”

Danny J. Heatly
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EXHIBIT A
Restricted Stock Award Agreement
Subject to Amendment
[Insert list of agreements]

EXHIBIT B
Form of Non-Disclosure Agreement
[Insert Date]
Devon Energy Corporation
20 North Broadway
Oklahoma City, OK 73102
          Re: Non-Disclosure Agreement
Ladies and Gentlemen:
     This letter agreement is entered between Devon Energy Corporation (together with its subsidiaries and affiliates, the “Company”) and the undersigned (the “Participant”) in connection with that certain Amendment to Restricted Stock Award Agreements (the “Amendment”) dated _______________, __________ between the Company and the Participant. All capitalized terms used in this letter agreement shall have the same meaning ascribed to them in the Amendment unless specifically denoted otherwise.
     The Participant acknowledges that, during the course of and in connection with the employment relationship between the Participant and the Company, the Company provided and the Participant accepted access to the Company’s trade secrets and confidential and proprietary information, which included, without limitation, information pertaining to the Company’s finances, oil and gas properties and prospects, compensation structures, business and litigation strategies and future business plans and other information or material that is of special and unique value to the Company and that the Company maintains as confidential and does not disclose to the general public, whether through its annual report and/or filings with the Securities and Exchange Commission or otherwise (the “Confidential Information”).
     The Participant acknowledges that his position with the Company was one of trust and confidence because of the access to the Confidential Information, requiring the Participant’s best efforts and utmost diligence to protect and maintain the confidentiality of the Confidential Information. Unless required by the Company or with the Company’s express written consent, the Participant will not, during the term of this letter agreement, directly or indirectly, disclose to others or use for his own benefit or the benefit of another any of the Confidential Information, whether or not the Confidential Information is acquired, learned, attained or developed by the Participant alone or in conjunction with others.
     The Participant agrees that, due to his access to the Confidential Information, the Participant would inevitably use and/or disclose that Confidential Information in breach of his confidentiality and non-disclosure obligations if the Participant worked in certain capacities or engaged in certain activities for a period of time following his employment with the Company, specifically in a position that involves (i) responsibility and decision-making authority or input at the executive level regarding any subject or responsibility, (ii) decision-making responsibility or input at any management level in the Participant’s individual area of assignment with the Company, or (iii) responsibility and decision-making authority or input that otherwise allows the use of the Confidential Information (collectively referred to as the “Restricted Occupation”). Therefore, except with the prior written consent of the Company, during the term of this letter agreement, the Participant agrees not to be employed by, consult for or otherwise act on behalf of any person or entity in any capacity in which he would be involved, directly or indirectly, in a Restricted Occupation. The Participant acknowledges that this commitment is intended to protect the Confidential Information and is not intended to be applied or interpreted as a covenant against competition.
     The Participant further agrees that during the term of this letter agreement, the Participant will not, directly or indirectly on behalf of a person or entity or otherwise, (i) solicit any of the established customers of the Company or attempt to induce any of the established customers of the Company to cease doing business with the Company, or (ii) solicit any of the employees of the Company to cease employment with the Company.
     This letter agreement shall become effective upon execution by the Participant and the Company and shall terminate on December 31, 200__. [Note: Insert date that is the end of the calendar year of the letter agreement.]
     If you agree to the above terms and conditions, please execute a copy of this letter agreement below and return a copy to me.

“PARTICIPANT”

[Name of Participant]
THE UNDERSIGNED HEREBY ACCEPTS AND AGREES TO THE TERMS SET FORTH ABOVE AS OF THIS ____ DAY OF ____________, ___.

“COMPANY”

DEVON ENERGY CORPORATION

By:
Name:
Title:

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EXHIBIT C
Form of Compliance Certificate
     I hereby certify that I am in full compliance with the covenants contained in that certain letter agreement (the “Agreement”) dated as of ____________, ____ between Devon Energy Corporation and me and have been in full compliance with such covenants at all times during the period ending October 31, ____.

[Name of Participant]
Dated:

ANNEX B
AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT
UNDER THE
DEVON ENERGY CORPORATION 200__ LONG-TERM INCENTIVE PLAN
THIS AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT (“Amendment”) is entered into as of the ___ day of ______, 2011 by and between Devon Energy Corporation, a Delaware corporation (the “Company”), and Danny J. Heatly (the “Participant”).
W I T N E S S E T H:
     WHEREAS, the Company and the Participant have previously entered into a certain Nonqualified Stock Option Agreement under the Devon Energy Corporation 200__ Long-Term Incentive Plan listed on Exhibit A (the “Agreement”), which granted to the Participant options to purchase shares of Common Stock of the Company (the “Stock Options”) in exchange for the Participant’s performance of future services for the Company pursuant to the terms of the Agreement; and
     WHEREAS, the Company and the Participant desire to amend the Agreement with respect to the vesting and exercisability of the Stock Options following the date of retirement of the Participant under certain circumstances; and
     WHEREAS, Section 12.6 of the Plan permits the Compensation Committee of the Company’s Board of Directors (the “Committee”) to amend the Agreement; and
     WHEREAS, the Committee has approved the amendment of the Agreement as set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Agreement is hereby amended as follows:
1.	The first sentence of Section 2(a) is hereby amended to read as follows:

“The Stock Option shall become fully vested and exercisable on and after the vesting date for each installment of Covered Shares as described in the following schedule (the “Vesting Date”) (but only if the Participant’s Date of Termination has not occurred before the Vesting Date):”

2.	Section 2(b) is hereby amended to read as follows:

“The Stock Option shall become fully vested and exercisable upon the occurrence of a Change of Control Event that occurs (i) prior to the Participant’s Date of Termination or (ii) if the Participant has retired prior to such Change of Control Event, is Post-Retirement Eligible and no Non-Compliance Event has occurred, following the Participant’s Date of Termination.”

3.	Section 2 is hereby amended to add a Section 2(e):

“(e) Notwithstanding any provision to the contrary in this Award Agreement, if the Participant is Post-Retirement Eligible, the Participant shall, subject to the satisfaction of the conditions in Section 9, be eligible to vest, in accordance with the Vesting Schedule above in Section 2(a), in the installments of the Covered Shares of the Stock Option that remain unvested on the Date of Termination. If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, and (iii) no Non-Compliance Event has occurred prior to the date of the Participant’s death, then any installments of the Covered Shares of the Stock Option that remain unvested on the date of the Participant’s death but in which the Participant was eligible to vest pursuant to this Section 2(e) shall become fully vested and exercisable upon the Participant’s death.”

4.	Section 3 is hereby amended to read as follows:

“Term of Stock Option. The Stock Option shall cease to be exercisable on the earliest to occur of:
(a)	The Expiration Date set forth on the Cover Page.

(b)	If the Participant’s Date of Termination occurs by reason of death, the three-year anniversary of such Date of Termination.

(c)	If the Participant’s Date of Termination occurs by reason of Disability, the one-year anniversary of such Date of Termination.

(d)	If the Participant’s Date of Termination occurs on or after the Participant’s Early Retirement Date or on or after the Participant’s Normal Retirement Date, and Sections (b) and (e) do not apply, the one-year anniversary of such Date of Termination (or such later date as may be permitted by the Committee).

(e)	If the Participant’s Date of Termination occurs by reason of the Participant’s retirement and the Participant is Post-Retirement Eligible, the Expiration Date of the Stock Option; provided, however, if a Non-Compliance Event occurs following such Date of Termination, the Stock Option shall cease to be exercisable on the one-year anniversary of such Non-Compliance Event.

(f)	If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, (iii) there are installments of the Covered Shares of the Stock Option that remain unvested as of the date of the Participant’s death but in which the Participant was eligible to vest pursuant to Section 2(e), and (iv) no Non-Compliance Event has occurred prior to the date of the
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Participant’s death, the three-year anniversary of the date of the Participant’s death.

(g)	If the Participant’s Date of Termination occurs under circumstances in which the Participant is entitled to severance benefits from the Company, a Subsidiary of the Company, or an Affiliated Entity under an employment agreement or severance agreement, the last day of the Severance Period. The “Severance Period” shall be the longer of:
(i)	the period beginning on the Date of Termination and continuing through the end of the period during which such severance benefits are paid to the Participant; or

(ii)	the period described in the following clause (b), if the amount of the Participant’s severance benefits is determined in whole or in part as being equal to the product of (a) the Participant’s salary rate, multiplied by (b) a period over which such benefit would be computed.
(h)	If the Participant’s Date of Termination occurs and Sections (b), (c), (d), (e), (f) and (g) are not applicable, the three-month anniversary of such Date of Termination.”
5.	By adding a new Section 9 that provides as follows:

“9. Conditions to Post-Retirement Vesting.
(a)	Notice of and Conditions to Post-Retirement Vesting. If the Participant is Post-Retirement Eligible, the Company shall, within a reasonable period of time prior to the Participant’s Date of Termination, notify the Participant that the Participant has the right, pursuant to this Section 9(a), to continue to vest following the Date of Termination in any unvested installments of Covered Shares of the Stock Option (each such unvested installment, an “Installment”). The Participant shall have the right to vest in such Installments of Covered Shares of the Stock Option provided that the Participant executes and delivers to the Company, with respect to each such Installment, the following documentation: (i) a non-disclosure letter agreement, in the form attached as Exhibit B, (a “Non-Disclosure Agreement”) on or before January 1 of the year in which such Installment vests pursuant to the Vesting Schedule (or, with respect to the calendar year in which the Date of Termination occurs, on or before the Date of Termination), and (ii) a compliance certificate, in the form attached as Exhibit C, (a “Compliance Certificate”) indicating the Participant’s full compliance with the Non-Disclosure Agreement on or before November 1 of the year in which such Installment vests pursuant to the Vesting Schedule.
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(b)	Consequences of Failure to Satisfy Vesting Conditions. In the event that, with respect to any given Installment, the Participant fails to deliver either the respective Non-Disclosure Agreement or Compliance Certificate for such Installment on or before the date required for the delivery of such document (such failure, a “Non-Compliance Event”), the Participant shall not be entitled to vest in any unvested Installments that would vest from and after the date of the Non-Compliance Event and the Company shall be authorized to take any and all such actions as are necessary to cause such unvested Stock Options to not vest and to terminate. The only remedy of the Company for failure to deliver a Non-Disclosure Agreement or a Compliance Certificate shall be the failure to vest in, and cancellation of, any unvested Installments then held by the Participant.”
6.	Section 10 is hereby amended by adding a new definition in Section 10(r) as follows:

““Post-Retirement Eligible” means the Participant’s Date of Termination occurs (i) by reason of the Participant’s retirement and (ii) on or after the Participant has attained age fifty-five (55) with ten (10) or more Years of Service, as that term is defined in the Retirement Plan.”
     The Agreement is not amended in any respect except as herein provided. This Amendment is not intended and shall not be construed as increasing the aggregate number of shares of Common Stock subject to the Stock Options under the Agreement.
     All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Plan and the Agreement unless specifically denoted otherwise.
[SIGNATURES APPEAR ON FOLLOWING PAGE]
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

“Company”	Devon Energy Corporation, a Delaware corporation

By:

“Participant”

Danny J. Heatly
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EXHIBIT A
Nonqualified Stock Option Agreements
Subject to Amendment
[Insert list of agreements]

EXHIBIT B
Form of Non-Disclosure Agreement
[Insert Date]
Devon Energy Corporation
20 North Broadway
Oklahoma City, OK 73102
          Re: Non-Disclosure Agreement
Ladies and Gentlemen:
     This letter agreement is entered between Devon Energy Corporation (together with its subsidiaries and affiliates, the “Company”) and the undersigned (the “Participant”) in connection with that certain Amendment to Nonqualified Stock Option Agreements (the “Amendment”) dated _______________, _______ between the Company and the Participant. All capitalized terms used in this letter agreement shall have the same meaning ascribed to them in the Amendment unless specifically denoted otherwise.
     The Participant acknowledges that, during the course of and in connection with the employment relationship between the Participant and the Company, the Company provided and the Participant accepted access to the Company’s trade secrets and confidential and proprietary information, which included, without limitation, information pertaining to the Company’s finances, oil and gas properties and prospects, compensation structures, business and litigation strategies and future business plans and other information or material that is of special and unique value to the Company and that the Company maintains as confidential and does not disclose to the general public, whether through its annual report and/or filings with the Securities and Exchange Commission or otherwise (the “Confidential Information”).
     The Participant acknowledges that his position with the Company was one of trust and confidence because of the access to the Confidential Information, requiring the Participant’s best efforts and utmost diligence to protect and maintain the confidentiality of the Confidential Information. Unless required by the Company or with the Company’s express written consent, the Participant will not, during the term of this letter agreement, directly or indirectly, disclose to others or use for his own benefit or the benefit of another any of the Confidential Information, whether or not the Confidential Information is acquired, learned, attained or developed by the Participant alone or in conjunction with others.
     The Participant agrees that, due to his access to the Confidential Information, the Participant would inevitably use and/or disclose that Confidential Information in breach of his confidentiality and non-disclosure obligations if the Participant worked in certain capacities or engaged in certain activities for a period of time following his employment with the Company, specifically in a position that involves (i) responsibility and decision-making authority or input at the executive level regarding any subject or responsibility, (ii) decision-making responsibility or input at any management level in the Participant’s individual area of assignment with the Company, or (iii) responsibility and decision-making authority or input that otherwise allows the use of the Confidential Information (collectively referred to as the “Restricted Occupation”). Therefore, except with the prior written consent of the Company, during the term of this letter agreement, the Participant agrees not to be employed by, consult for or otherwise act on behalf of any person or entity in any capacity in which he would be involved, directly or indirectly, in a Restricted Occupation. The Participant acknowledges that this commitment is intended to protect the Confidential Information and is not intended to be applied or interpreted as a covenant against competition.
     The Participant further agrees that, during the term of this letter agreement, the Participant will not, directly or indirectly on behalf of a person or entity or otherwise, (i) solicit any of the established customers of the Company or attempt to induce any of the established customers of the Company to cease doing business with the Company, or (ii) solicit any of the employees of the Company to cease employment with the Company.
     This letter agreement shall become effective upon execution by the Participant and the Company and shall terminate on December 31, 200_. [NOTE: Insert date that is the end of the calendar year of the letter agreement.]
     If you agree to the above terms and conditions, please execute a copy of this letter agreement below and return a copy to me.

“PARTICIPANT”

[Name of Participant]
THE UNDERSIGNED HEREBY ACCEPTS AND AGREES TO THE TERMS SET FORTH ABOVE AS OF THIS ____ DAY OF ____________, ___.

“COMPANY”

DEVON ENERGY CORPORATION

By:
Name:
Title:

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EXHIBIT C
Form of Compliance Certificate
     I hereby certify that I am in full compliance with the covenants contained in that certain letter agreement (the “Agreement”) dated as of ____________, ____ between Devon Energy Corporation and me and have been in full compliance with such covenants at all times during the period ending October 31, ____.

[Name of Participant]
Dated:

ANNEX C
AMENDMENT TO INCENTIVE STOCK OPTION AGREEMENT
UNDER THE
DEVON ENERGY CORPORATION 200__ LONG-TERM INCENTIVE PLAN
     THIS AMENDMENT TO INCENTIVE STOCK OPTION AGREEMENT (“Amendment”) is entered into as of the ____ day of ______, 2011 by and between Devon Energy Corporation, a Delaware corporation (the “Company”), and Danny J. Heatly (the “Participant”).
W I T N E S S E T H:
     WHEREAS, the Company and the Participant have previously entered into a certain Incentive Stock Option Agreement under the Devon Energy Corporation 200__ Long-Term Incentive Plan listed on Exhibit A (the “Agreements”), which granted to the Participant incentive stock options to purchase shares of Common Stock of the Company (the “Incentive Stock Options”) in exchange for the Participant’s performance of future services for the Company pursuant to the terms of the Agreement; and
     WHEREAS, the Company and the Participant desire to amend the Agreement with respect to the vesting and exercisability of the Incentive Stock Options following the date of retirement of the Participant under certain circumstances; and
     WHEREAS, Section 12.6 of the Plan permits the Compensation Committee of the Company’s Board of Directors (the “Committee”) to amend the Agreement; and
     WHEREAS, the Committee has approved the amendment of the Agreement as set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Agreement is hereby amended as follows:
1.	The first sentence of Section 2(a) is hereby amended to read as follows:
“The Incentive Stock Option shall become fully vested and exercisable on and after the vesting date for each installment of Covered Shares as described in the following schedule (the “Vesting Date”) (but only if the Participant’s Date of Termination has not occurred before the Vesting Date, except as otherwise provided in Section 3 of this Award Agreement):”
2.	The first sentence of Section 2(b) is hereby amended to read as follows:
“The Incentive Stock Option shall become fully vested and exercisable upon the occurrence of a Change of Control Event that occurs (i) prior to the Participant’s Date of Termination or (ii) if the Participant has retired prior to such Change of Control Event, is Post-Retirement Eligible, and no Non-Compliance Event has occurred, following the Participant’s Date of Termination.”

3.	Section 2(e) is hereby amended to read as follows:
“(d) Notwithstanding any provision to the contrary in this Award Agreement, if the Participant is Post-Retirement Eligible, the Participant shall, subject to the satisfaction of the conditions in Section 11, be eligible to vest, in accordance with the Vesting Schedule above in Section 2(a), in the installments of the Covered Shares of the Incentive Stock Option that remain unvested on the Date of Termination. If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, and (iii) no Non-Compliance Event has occurred prior to the date of the Participant’s death, then any installments of the Covered Shares of the Incentive Stock Option that remain unvested on the date of the Participant’s death but in which the Participant was eligible to vest pursuant to this Section 2(e) shall become fully vested and exercisable upon the Participant’s death.”
4.	Section 3 is hereby amended to read as follows:
“Term of Incentive Stock Option. The Incentive Stock Option shall cease to be exercisable on the earliest to occur of:
(i)	The Expiration Date set forth on the Cover Page.

(j)	If the Participant’s Date of Termination occurs by reason of death, the three-year anniversary of such Date of Termination.

(k)	If the Participant’s Date of Termination occurs by reason of Disability, the one-year anniversary of such Date of Termination.

(l)	If the Participant’s Date of Termination occurs on or after the Participant’s Early Retirement Date or on or after the Participant’s Normal Retirement Date, and Sections (b) and (e) do not apply, the one-year anniversary of such Date of Termination (or such later date as may be permitted by the Committee).

(m)	If the Participant’s Date of Termination occurs by reason of the Participant’s retirement and the Participant is Post-Retirement Eligible, the Expiration Date of the Incentive Stock Option; provided, however, if a Non-Compliance Event occurs following such Date of Termination, the Incentive Stock Option shall cease to be exercisable on the one-year anniversary of such Non-Compliance Event.

(n)	If (i) the Participant is Post-Retirement Eligible, (ii) the death of the Participant occurs following the Date of Termination, (iii) there are installments of the Covered Shares of the Incentive Stock Option that remain unvested as of the date of the Participant’s death but in which the Participant was eligible to vest pursuant to Section 3(d), and (iv) no Non-Compliance Event has occurred prior to the date of the Participant’s death, the three-year anniversary of the date of the Participant’s death.

(o)	If the Participant’s Date of Termination occurs under circumstances in which the Participant is entitled to severance benefits from the Company, a Subsidiary of the Company, or an Affiliated Entity under an employment agreement or severance agreement, the last day of the Severance Period. The “Severance Period” shall be the longer of:
(i)	the period beginning on the Date of Termination and continuing through the end of the period during which such severance benefits are paid to the Participant; or

(ii)	the period described in the following clause (b), if the amount of the Participant’s severance benefits is determined in whole or in part as being equal to the product of (a) the Participant’s salary rate, multiplied by (b) a period over which such benefit would be computed.
(p)	If the Participant’s Date of Termination occurs and Sections (b), (c), (d), (e), (f) and (g) are not applicable, the three-month anniversary of such Date of Termination.
The Participant should be aware that exercising the Incentive Stock Option more than three months after the Date of Termination (one year in the case of termination by reason of certain disabilities) will generally result in the option being treated as a nonqualified option rather than an incentive stock option for tax purposes. The Participant should also be aware that if his or her employment is transferred to a limited liability company that is an Affiliated Entity that does not satisfy the definition of “company” or “subsidiary” in Section 424 of the Code, the transfer will be classified as a termination of employment for purposes of the incentive stock option rules regardless of whether it constitutes a Date of Termination under this Award Agreement. As a result, the option, if not exercised within three months of such transfer, will be treated as a nonqualified stock option rather than an incentive stock option for tax purposes. Regardless of classification of the option for tax purposes, this Award Agreement shall continue in full force and effect.”
5.	By adding a new Section 11 that provides as follows:
“11. Conditions to Post-Retirement Vesting.
(c)	Notice of and Conditions to Post-Retirement Vesting. If the Participant is Post-Retirement Eligible, the Company shall, within a reasonable period of time prior to the Participant’s Date of Termination, notify the Participant that the Participant has the right, pursuant to this Section 11(a), to continue to vest following the Date of Termination in any unvested installments of Covered Shares of the Incentive Stock Option (each such unvested installment, an “Installment”). The Participant shall have the right to vest in such Installments of Covered Shares of the Incentive Stock Option provided that the Participant executes and delivers to the Company, with respect to each such Installment, the following documentation: (i) a non-disclosure letter agreement, in the form attached as Exhibit B, (a “Non-Disclosure Agreement”) on or before January 1 of the year in which such Installment vests pursuant to the Vesting Schedule (or, with respect to the calendar year in which the Date of Termination occurs, on or before the Date of Termination), and (ii) a compliance certificate, in the form attached as Exhibit C, (a “Compliance Certificate”) indicating the Participant’s full compliance with the Non-Disclosure Agreement on or before November 1 of the year in which such Installment vests pursuant to the Vesting Schedule.

(d)	Consequences of Failure to Satisfy Vesting Conditions. In the event that, with respect to any given Installment, the Participant fails to deliver either the respective Non-Disclosure Agreement or Compliance Certificate for such Installment on or before the date required for the delivery of such document (such failure, a “Non-Compliance Event”), the Participant shall not be entitled to vest in any unvested Installments that would vest from and after the date of the Non-Compliance Event and the Company shall be authorized to take any and all such actions as are necessary to cause such unvested Incentive Stock Options to not vest and to terminate. The only remedy of the Company for failure to deliver a Non-Disclosure Agreement or a Compliance Certificate shall be the failure to vest in, and cancellation of, any unvested Installments then held by the Participant.”
6.	Section 12 is hereby amended by adding a new definition in Section 12(o) as follows:
“‘Post-Retirement Eligible’ means the Participant’s Date of Termination occurs (i) by reason of the Participant’s retirement and (ii) on or after the Participant has attained age fifty-five (55) with ten (10) or more Years of Service, as that term is defined in the Retirement Plan.”
     The Agreement is not amended in any respect except as herein provided. This Amendment is not intended and shall not be construed as increasing the aggregate number of shares of Common Stock subject to the Incentive Stock Options under the Agreement.
     All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Plan and the Agreement unless specifically denoted otherwise.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

“Company”	Devon Energy Corporation, a Delaware corporation

By:

“Participant”

Danny J. Heatly
v

EXHIBIT A
Incentive Stock Option Agreements
Subject to Amendment
[Insert list of agreements]

EXHIBIT B
Form of Non-Disclosure Agreement
[Insert Date]
Devon Energy Corporation
20 North Broadway
Oklahoma City, OK 73102
          Re: Non-Disclosure Agreement
Ladies and Gentlemen:
     This letter agreement is entered between Devon Energy Corporation (together with its subsidiaries and affiliates, the “Company”) and the undersigned (the “Participant”) in connection with that certain Amendment to Incentive Stock Option Agreements (the “Amendment”) dated _______________, ___________ between the Company and the Participant. All capitalized terms used in this letter agreement shall have the same meaning ascribed to them in the Amendment unless specifically denoted otherwise.
     The Participant acknowledges that, during the course of and in connection with the employment relationship between the Participant and the Company, the Company provided and the Participant accepted access to the Company’s trade secrets and confidential and proprietary information, which included, without limitation, information pertaining to the Company’s finances, oil and gas properties and prospects, compensation structures, business and litigation strategies and future business plans and other information or material that is of special and unique value to the Company and that the Company maintains as confidential and does not disclose to the general public, whether through its annual report and/or filings with the Securities and Exchange Commission or otherwise (the “Confidential Information”).
     The Participant acknowledges that his position with the Company was one of trust and confidence because of the access to the Confidential Information, requiring the Participant’s best efforts and utmost diligence to protect and maintain the confidentiality of the Confidential Information. Unless required by the Company or with the Company’s express written consent, the Participant will not, during the term of this letter agreement, directly or indirectly, disclose to others or use for his own benefit or the benefit of another any of the Confidential Information, whether or not the Confidential Information is acquired, learned, attained or developed by the Participant alone or in conjunction with others.
     The Participant agrees that, due to his access to the Confidential Information, the Participant would inevitably use and/or disclose that Confidential

Information in breach of his confidentiality and non-disclosure obligations if the Participant worked in certain capacities or engaged in certain activities for a period of time following his employment with the Company, specifically in a position that involves (i) responsibility and decision-making authority or input at the executive level regarding any subject or responsibility, (ii) decision-making responsibility or input at any management level in the Participant’s individual area of assignment with the Company, or (iii) responsibility and decision-making authority or input that otherwise allows the use of the Confidential Information (collectively referred to as the “Restricted Occupation”). Therefore, except with the prior written consent of the Company, during the term of this letter agreement, the Participant agrees not to be employed by, consult for or otherwise act on behalf of any person or entity in any capacity in which he would be involved, directly or indirectly, in a Restricted Occupation. The Participant acknowledges that this commitment is intended to protect the Confidential Information and is not intended to be applied or interpreted as a covenant against competition.
     The Participant further agrees that, during the term of this letter agreement, the Participant will not, directly or indirectly on behalf of a person or entity or otherwise, (i) solicit any of the established customers of the Company or attempt to induce any of the established customers of the Company to cease doing business with the Company, or (ii) solicit any of the employees of the Company to cease employment with the Company.
     This letter agreement shall become effective upon execution by the Participant and the Company and shall terminate on December 31, 200_. [NOTE: Insert date that is the end of the calendar year of the letter agreement.]
     If you agree to the above terms and conditions, please execute a copy of this letter agreement below and return a copy to me.

“PARTICIPANT”

[Name of Participant]
THE UNDERSIGNED HEREBY ACCEPTS AND AGREES TO THE TERMS SET FORTH ABOVE AS OF THIS ____ DAY OF ____________, ___.

“COMPANY”

DEVON ENERGY CORPORATION

By:
Name:
Title:

ii

EXHIBIT C
Form of Compliance Certificate
     I hereby certify that I am in full compliance with the covenants contained in that certain letter agreement (the “Agreement”) dated as of ____________, ____ between Devon Energy Corporation and me and have been in full compliance with such covenants at all times during the period ending October 31, ____.

[Name of Participant]
Dated: